UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Rella Boulevard, Montebello, New York		10901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STL	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Non-cumulative Perpetual Preferred Stock, Series A	STLPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 27, 2020, the Company held its 2020 Annual Meeting of Stockholders, at which the Company’s stockholders considered three (3) proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 15, 2020. There were 194,460,279 outstanding shares entitled to vote and there were 176,248,150 shares present in person or by proxy, representing approximately 90.63% of the shares outstanding and entitled to vote. The voting results are presented below.

1.        Election of thirteen (13) Director Nominees for a one (1) year term or until their successors are elected and qualified. The results of the election of directors to serve a one (1) year term ending in 2021 or until their successors are elected and qualified are as follows:

	FOR	WITHHELD	BROKER NON-VOTE[1]
John P. Cahill	157,381,223	1,787,706	17,079,221
Navy E. Djonovic	157,875,507	1,293,422	17,079,221
Fernando Ferrer	153,981,372	5,187,557	17,079,221
Robert Giambrone	157,889,765	1,279,164	17,079,221
Mona Aboelnaga Kanaan	157,906,363	1,262,566	17,079,221
Jack Kopnisky	155,552,336	3,616,593	17,079,221
James J. Landy	155,373,001	3,795,928	17,079,221
Maureen Mitchell	156,979,161	2,189,768	17,079,221
Patricia M. Nazemetz	157,718,943	1,449,986	17,079,221
Richard O’Toole	157,721,364	1,447,565	17,079,221
Ralph F. Palleschi	152,923,858	6,245,071	17,079,221
Burt Steinberg	152,536,832	6,632,097	17,079,221
William E. Whiston	158,067,461	1,101,468	17,079,221

2.       Approval, by non-binding vote, of the compensation of our Named Executive Officers (Say-on-Pay).

For	Against	Abstain	Broker Non-Votes[1]
151,879,370	6,623,936	665,623	17,079,221

3.       Ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes[1]
170,794,257	5,339,085	114,808	0

______________________________

1        A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANCORP

Date: May 28, 2020	By:	/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and
Chief Financial Officer